MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

Supplement dated April 24, 2009 (“Supplement”) to the Prospectus for MainStay Income and Blended Funds, the Prospectus for MainStay Cash Reserves Sweep Shares and the Prospectus for MainStay Principal Preservation Fund, each dated March 2, 2009 (collectively, the “Prospectuses”)

This Supplement updates certain information contained in the Prospectuses in connection with Mainstay Cash Reserves Fund and MainStay Floating Rate Fund, both series of Eclipse Funds Inc., a Maryland corporation, and MainStay Money Market Fund and MainStay Principal Preservation Fund, both series of The MainStay Funds, a Massachusetts business trust (collectively referred to as the “Funds”).  You may obtain copies of the Funds’ Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

Applicable to MainStay Floating Rate Fund:

1.           The table and footnotes on page 24 of the Prospectus for MainStay Income and Blended Funds are deleted and replaced with the following:

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Chard (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	3.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds) [2]	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [3]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees [4]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses [5]	0.20%	0.15%	0.19%	0.19%	0.11%
Total Annual Fund Operating Expenses [6]	1.05%	1.00%	1.79%	1.79%	0.71%
1
Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2
The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see “Redemption Fee” in the Shareholder Guide for additional information.

3	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.
4
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5	“Other Expenses” include, among other things, fees payable for transfer agency services, which may differ between the classes.
6
Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

2.           The first paragraph of the disclosure regarding floating rate loans on page 20 of the Prospectus for MainStay Income and Blended Funds is edited to read as follows:

“Floating rate loans offer a favorable yield spread over other short-term fixed income alternatives.  Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities.”

Applicable to MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund (collectively referred to as the “Money Market Funds”):

Effective May 1, 2009, all references to the U.S. Treasury’s Money Market Fund Guarantee Program in the Prospectuses for MainStay Income and Blended Funds, MainStay Cash Reserves Sweep Shares and MainStay Principal Preservation Fund are hereby amended to include the following:

At a meeting held on April 8, 2009, the Boards of Directors/Trustees of the Funds (the “Board”) approved the continued participation of the Money Market Funds in the U.S. Department of the Treasury’s Temporary Program for Money Market Funds through September 18, 2009 (the “Program”).  The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008.  To the extent that funds are available in the Program, any shares held by an investor in a Money Market Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that a Money Market Fund liquidates and the per share net asset value at the time of liquidation is less than $1 per share.  The Program has been extended by the Treasury Department to run through September 18, 2009.

Participation in the Program for the period from May 1, 2009 through September 18, 2009 requires a payment to the Treasury Department in the amount of 0.015% of the net asset value of each of the Money Market Funds as of September 19, 2008.  This expense is borne by the Money Market Funds without regard to any expense limitation currently in effect for these Funds and is in addition to amounts previously paid by these Funds at the start of the Program in October 2008 and at the first extension of the Program in December 2008.  These payments equal 0.04% of the applicable assets of these Funds, based on the number of shares outstanding as of September 19, 2008.

As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.